Exhibit 33.8

February 9, 2015

Management’s Report on Assessment of 2014 Compliance by NorthMarq Capital, LLC

With Regulation AB Servicing Criteria

NorthMarq Capital, LLC (the Asserting Party) is responsible for assessing its compliance as of and for the year ended December 31, 2014 (the “Reporting Period”) with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations The assessment concerns the Asserting Party’s servicing efforts for its servicing “Platform,” which consists of all the commercial loans serviced by the Asserting Party that are (1) associated with any registered offering of asset-backed securities commencing with an initial bona fide offer after December 31, 2005, or (2) encompassed by contractual obligations to perform Regulation AB reporting (see Exhibit A for a complete list of the Asserting Party’s Platform loans and Exhibit B for a complete list of the Asserting Party’s Platform pools by investor pool).

The Asserting Party is responsible for assessing its compliance with the servicing criteria applicable to it. The Asserting Party used the criteria in paragraph (d) of Section 1122 of Regulation AB (17 C.F.R.229.1122) to assess its compliance.

The Asserting Party has engaged a vendor to perform specific and limited lockbox activities in relation to Servicing Criterion (d)(2)(i). The Asserting Party has also engaged a vendor to perform specific, defined legal work, and a vendor to perform specific force-placed insurance work, both vendors’ efforts occurring in relation to Servicing Criterion (d)(1)(ii) as of and for the year ended December 31, 2014. The Asserting Party elects to take responsibility for assessing these vendors’ compliance with Servicing Criterion (d)(1)(ii).

The Asserting Party has also engaged a vendor to perform generalized work related to performing tax searches, payment of taxes, reporting of tax information, and issuance of flood insurance certifications. The Asserting Party requires this vendor to provide to the Asserting Party a Report on Assessment of 2014 Compliance With Regulation AB Servicing Criteria, as the means of assessing the vendor’s compliance with Servicing Criterion (d)(1)(ii).

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December 31, 2014, and for the Reporting Period with respect to the Platform taken as a whole.

McGladrey LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the applicable servicing criteria for the reporting period as set forth in this assertion.

3500 AMERICAN BLVD. W. SUITE 500                MINNEAPOLIS, MN 55431    T: 952-356-0100        northmarq.com

Regulation AB Section 229.1122(d) Servicing Criteria

Regulation AB Reference	Servicing Criterion

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

Applicability/Compliance	Applicable. Compliant.

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

Applicability/Compliance	Applicable. Compliant.

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a backup servicer for the mortgage loans are maintained.

Applicability/Compliance	Not applicable.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Applicability/Compliance	Applicable. Compliant.

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts within no more than two business days of receipt, or such other number of days specified in the transaction agreements.

Applicability/Compliance	Applicable. Compliant.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

Applicability/Compliance	Applicable. Compliant.

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances are made, reviewed and approved as specified in the transaction documents.

Applicability/Compliance	Applicable. Compliant.

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

Regulation AB Reference	Servicing Criterion

Applicability/Compliance	Applicable. Compliant.

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter.

Applicability/Compliance	Applicable. Compliant.

1122(d)(2)(vi)	Unissued checks were safeguarded so as to prevent unauthorized access.

Applicability/Compliance	Applicable. Compliant.

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities—related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations: (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Applicability/Compliance	Applicable. Compliant.

1122(d)(3)(i)(A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are prepared in accordance with time frames and other terms set forth in the transaction agreements.

Applicability/Compliance	Applicable. Compliant.

1122(d)(3)(i)(B)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports provide information calculated in accordance with the terms specified in the transaction agreements.

Applicability/Compliance	Applicable. Compliant.

Regulation AB Reference	Servicing Criterion

1122(d)(3)(i)(C)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are filed with the Commission as required by its rules and regulations.

Applicability/Compliance	Not applicable.

1122(d)(3)(i)(D)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports agree with investors or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the servicer.

Applicability/Compliance	Not applicable.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreements.

Applicability/Compliance	Not applicable.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.

Applicability/Compliance	Not applicable.

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with canceled checks, or other form of payment, or custodial bank statements.

Applicability/Compliance	Not applicable.

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

Applicability/Compliance	Applicable. Compliant.

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.

Applicability/Compliance	Applicable. Compliant.

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

Applicability/Compliance	Applicable. Compliant.

Regulation AB Reference	Servicing Criterion

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e g., escrow) in accordance with the related pool asset documents.

Applicability/Compliance	Applicable. Compliant.

1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.

Applicability/Compliance	Applicable. Compliant.

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Applicability/Compliance	Applicable. Compliant.

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the time frames or other requirements established by the transaction agreements.

Applicability/Compliance	Not applicable.

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Applicability/Compliance	Applicable. Compliant.

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.

Applicability/Compliance	Applicable. Compliant.

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at

Regulation AB Reference	Servicing Criterion

least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds were returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

Applicability/Compliance	Applicable. Compliant.

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Applicability/Compliance	Applicable. Compliant.

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

Applicability/Compliance	Applicable. Compliant.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

Applicability/Compliance	Applicable. Compliant.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Applicability/Compliance	Applicable. Compliant.

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Applicability/Compliance	Not applicable.

February 9, 2015

/s/ Edward Padilla
Edward Padilla Chief Executive Officer

/s/ Michael J. Myers
Michael J. Myers Chief Operating Officer

/s/ Bert Libke
Bert Libke Senior Vice President and Director of Servicing

Exhibit A

Asserting Party’s 2014 Servicing Platform by Loan

Loan #	Loan Name	Pool
160239	Orchard Corners, LLC	LBUBS 2006-C1

160259	CPM Benson, LLC	LBUBS 2006-C1

200719	JKS-Lakeview Terrace Center, LLC	LBUBS 2006-C1

200758	Eleven Ten, LLC	LBUBS 2006-C1

200762	Hemet Plaza, LLC	LBUBS 2006-C1

200773	El Paseo Plaza Partners, LLC	LBUBS 2006-C1

200777	Liberty Square Associates LP	LBUBS 2006-C1

210526	Wachovia Def. LB-UBS 2006-C1 III, LLC	LBUBS 2006-C1

222267	Wachovia Defeasance LB-UBS 2006-C1 III L	LBUBS 2006-C1

222268	Wachovia Def. LB-UBS 2006-C1 III, LLC	LBUBS 2006-C1

222269	Wachovia Def. LB-UBS 2006-C1 III, LLC	LBUBS 2006-C1

222270	Wachovia Def. LB-UBS 2006-C1 III, LLC	LBUBS 2006-C1

222271	Wachovia Def. LB-UBS 2006-C1 III, LLC	LBUBS 2006-C1

222272	Wachovia Def. LB-UBS 2006-C1 III, LLC	LBUBS 2006-C1

222275	Wachovia Def. LB-UBS 2006-C1 III, LLC	LBUBS 2006-C1

222309	Kong’s Properties, Ltd	LBUBS 2006-C1

340044	TS Latham, LLC	GE 2006-C1

200854	JH Mountain Shadows, LLC	Cobalt 2006-C1

222323	Harry Hines Medical Center, Ltd.	CSFB 2006-C2

410137	1532 Liberty Funding, LLC	CSFB 2006-C2

430036	Bettina Associates, LLC	CSFB 2006-C2

140424	SPPR-Hotels, LLC	CD 2006-CD2

150245	West Park Retail, LLC	CD 2006-CD2

222363	Woodcrest Road Associates, LP	CD 2006-CD2

Exhibit A

Loan #	Loan Name	Pool

370053	Harry Hotels Corp	CD 2006-CD2

420184	Canyon Corporate Plaza Properties, LLC	CD 2006-CD2

440085	Gwinnett Point SC, LLC	CD 2006-CD2

460035	Aku Tiki, Ltd	CD 2006-CD2

460036	Bahama House, LLC	CD 2006-CD2

140436	Townhomes, LLC	LBUBS 2006-03

140437	Brookdale Financial North Dakota, LLC	LBUBS 2006-C3

140440	Macks, LLC	LBUBS 2006-C3

140443	Corner Kick, LLC	LBUBS 2006-C3

170590	Winter Boat LLC	LBUBS 2006-C3

380064	Olive Tree, LLC a LLC	LBUBS 2006-C3

160272	Tallgrass Shopping Center SPE, LLC	LBUBS 2006-C4

170619	Foothill Green LLC	LBUBS 2006-C4

170620	Chambers Point, LLC	LBUBS 2006-C4

200814	Redhill Investments, LLC	LBUBS 2006-C4

200829	Mabela, LLC	LBUBS 2006-C4

222403	Valence Electron, LLC, et al.	LBUBS 2006-C4

140496	IRET-MR9, LLC	Citi 2006-05

160270	Everest Bayberry, LP	LBUBS 2006-6

200838	Cinema Drive Investors, LLC	LBUBS 2006-6

200839	Valley Mack (DE), LLC	LBUBS 2006-6

200842	Bear Valley Plaza LLC	LBUBS 2006-6

240385	Wachovia Defeasance GS 2006-GG6 III LLC	GS 2006-GG6

240386	Wachovia Defeasance GS 2006-GG6 Ill LLC	GS 2006-GG6

140475	Victor Hugo Boulevard LLC	LB-UBS 2006-C7

Exhibit A

Loan #	Loan Name	Pool

170673	WGAFF II, LLC	LB-UBS 2006-C7

170680	CTC Office, LLQ	LB-UBS 2006-C7

222456	7071/CC, LLC	LB-UBS 2006-C7

160275	Riverside Associates, LLC	JPM 2006-LDP7

390139	Cedar Rose Associates, LLC	Goldman 2006GG8

200775	Cal Oaks Plaza LLC	WB 2006-C23

180542	Embassy Plaza, L.L.C.	WB 2006-C25

180543	Plaza Del Oro, LLC	WB 2006-C25

180544	La Colonia Seis Apartments, L.L.C.	WB 2006-C25

200824	Advanced Group 2000-72	WB 2006-C25

140466	North Oaks Village Center, LLC	WBCMT 2006-C27

140471	Duck Hill, LLC	WBCMT 2006-C27

140477	Drake Building LLC	WBCMT 2006-C28

140495	Bellwood LLC	WBCMT 2006-C28

200853	Westward Ho Manor, LLC	WBCMT 2006-C28

150320	West End Terrace Partners, LP	Cobalt 2007-2

140518	Energy Park, LLC	LB-UBS 2007-2

140519	Creekside Realty Associates, LLC	LB-UBS 2007-2

200903	Temple Pomona LLC	LB-UBS 2007-2

200910	Las Palomas Associates 11, LLC	LB-UBS 2007-2

210643	Gallery Partners, LTD	LB-UBS 2007-2

222513	Omni Lookout Ridge, LP	LB-UBS 2007-2

222524	Texcan Ventures III, Ltd.	LB-UBS 2007-2

470080	Laramie Lithia Limited Partnership	LB-UBS 2007-2

200877	H.A. Los Mares Plaza, LLC	CSCMT 2007-C2

Exhibit A

Loan #	Loan Name	Pool

450058	SWM Johns Creek, LLC	CSCMT 2007-C2

440134	SWM Westbrook, LLC	CSCMT 2007-3

170746	Stapleton Storage LLC	LBUBS 2007-6

210678	Sunridge I, LLC, et al.	LBUBS 2007-6

330065	1738 House, LLC	LBUBS 2007-6

222670	Pleasant Run Apartments, LLC	LB-UBS 2007-7

470105	Laramie Abingdon Limited Partnership	LB-UBS 2007-7

230153	ARHC AMNNHW101, LLC	GSMC 2007-GG9

230154	ARHC AMTRVW101, LLC	GSMC 2007-GG9

230155	ARHC AMHTDW101, LLC	GSMC 2007-GG9

370075	175 InLaw LLC	GSMC 2007-GG9

470056	Stock Aliante, LLC	GSMC 2007-GG9

470057	Sannik LLC	GSMC 2007-GG9

340090	432 North Franklin Properties, LLC	2007-GG10

360075	53 Church Hill Road, LLC	2007-GG10

140544	Burnsville Service Center, LLC	2007-GG11

240474	WW Southport, LLC	2007-GG11

390171	Wharton Commerce Center, L.L.C.	JPMC 2007-LDP11

140512	RBP Realty LLC	WB 2007-C30

140514	Atrium LLC	WB 2007-C30

200891	Park Plaza II, LTD	WB 2007-C30

200892	Granite Twin Pines, Ltd.	WB 2007-C30

200904	Advanced Group 98-71	WB 2007-C30

140524	Parkway Place LLC	WB 2007-C31

140525	Burnsville Medical Building, LLC	WB 2007-C31

Exhibit A

Loan #	Loan Name	Pool

150325	Suburban Partners, L.P.	WB 2007-C32

150327	BHI-SEI St. Louis, LLC	WB 2007-C32

200945	Advanced Group 03-80	WB 2007-C32

230319	Dhaliwal Killeen Hotel Properties LLC	MSC 2011 - C3

410316	Lake Shore Associates, LLC/Grantor	MSC 2011 - C3

410309	WM Acceptance LLC	GSMS 2011-GC5

180690	Barclay Holdings XXI, L.L.C.	WFRBS 2012-C6

223161	220 Overton Apts. Dallas, LLC	UBS 2012-C1

250132	R.I. Heritage Inn of Da ton, Inc.	UBS 2012-C1

250136	R.I. Heritage Inn of Corona, Inc.	UBS 2012-C1

250137	C.Y. Heritage Inn of Rancho Cucamonga	UBS 2012-C1

250138	Heritage Inn of Rancho Cucamonga, Inc.	UBS 2012-C1

250142	Midwest Heritage Inn of San Bernardino	UBS 2012-C1

470173	Golding United Fishhawk, Ltd.	UBS 2012-C1

171012	Trinity SO PTN, L.P.	GS 2012-GCJ7

440219	J.N. Developments, Inc.	GS 2012-GCJ7

470175	Dedicated (N Andrews Fl Oasis) LP	GS 2012-GCJ7

211140	Timbers of Pine Hollow, LLC	JPMCC 2012-CIBX

211155	Northwest Miami Gardens, L.P.	JPMCC 2012-CIBX

201221	Selma Square LLC	WFRBS 2012-C8

171039	ES Got Storage Utah, LLC	CGCMT 2012-GC8

180711	Sonora Village Investors LLC	CGCMT 2012-GC8

223197	WDS Green Oaks, LP	CGCMT 2012-GC8

430227	Legacy Tower, LLC	CGCMT 2012-GC8

180721	Rooney Ranch, LLC	WFCMS 2012-LC5

Exhibit A

Loan #	Loan Name	Pool

420531	LOG II, LLC, d/b/a MEMORIAL DRIVE LOG II	WFCMS 2012-LC5

171047	Denver Corporate Center I, LLC	MSBAM 2012-C6

171057	Walnut Creek Lot 5, LLC	MSBAM 2012-C6

280077	VSHS, LLC	MSBAM 2012-C6

320031	Bark River Joint Venture, LLC	MSBAM 2012-C6

410342	BC Area 5 Lot 3C, LLC - Grantor	MSBAM 2012-C6

410352	Bestgate Corporate Center, LLC	WFRBS 2012-C9

171056	MIMG XXVI Chelsea Park LLC	GSMS 2012-GCJ9

211170	KCTC, Inc.	UBS-BB 2012-C4

223232	121-Denton Tap Plaza, Ltd.	GSMS 2013-GC10

223259	Coit-LBJ, Ltd.	GSMS 2013-GC10

400150	RRG Fredonia Apartments LLC	GSMS 2013-GC10

460130	Sandhill Mobile Home Community, LLC	GSMS 2013-GC10

201262	Simi-Veto, LLC	WFRBS 2013-C13

330137	MA Industrial Taunton LLC	GSMS 2013-GCJ12

450123	Shoppes of Deerwood Lake, LLC	WFCMT 2013-LC12

171102	Falcon Storage Partners, LLLP	GSMS 2013-GCJ14

420584	Plamondon Hospitality Associates, LLC	WFRBS 2013-C16

223338	ASG Preston Creek Retail Center, Ltd.	CGCMT 2013-GC15

400162	Water Tower Square Associates	MSBAM 2013-C12

450141	Chastain Partners, LLC	CCRE12

211248	Hunters Cove Apartments, LLC	JPMCC 2013-016

280123	Madison Square Shopping Center Inc.	JPMCC 2013-C16

290089	P R & F Limited Partnership II	JPMCC 2013-C16

300007	Brass Atrium 2013, LLC	CGCMT 2013-GC17

Exhibit A

Loan #	Loan Name	Pool

470222	Keystone Plaza, LLC	CGCMT 2013-GC17

223385	Hopkins Marsh Lane Plaza, L.P.	MSBAM 2013-C13

450144	San Jose Development Corporation	2013CCRE13

180791	8271 Town Park Communities LP	GSMS 2014-GC18

470215	Morni Ocala, LLC	WFRBS 2014-LC14

180792	1804 Rundberg Communities LP	CGCMT 2014-GC19

440243	Marsh Cove Somerset LLC	CGCMT 2014-GC19

440244	Festival Plaza, LLC	CGCMT 2014-GC19

470228	NSH Melbourne, LLC	CGCMT 2014-GC19

420608	Neighborhood Investments – UVA, LP	WFRBS 2014-C19

150476	Sansone Fenton Plaza, LLC	MSBAM 2014-C15

400168	Ephrata GF, LP	MSBAM 2014-C15

223398	Haw River Holdings, LLC	CGCMT 2014-GC21

460165	The Shoppes at Hunter’s Creek, LLC	CGCMT 2014-GC21

150482	Emerald Crossing, LLC	MSBAM 2014-C16

223439	Hopkins Preston Trail Plaza, L.P.	MSBAM 2014-C16

230414	Gulf Freeway Quality Hotel, Inc.	MSBAM 2014-C16

290095	Bellwether Harbor Investments LLP	MSBAM 2014-C16

280149	Grand Host, Inc.	JPMCC 2014-C20

410427	Gate APG Lot 5 Business Trust	JPMCC 2014-C20

440241	PCC Airpark, LLC	GS 2014-GC22

440242	FGH Corporate Park, Ltd.	GS 2014-GC22

380411	Yale Virginia Beach Associates LLC	JPMBB 2014-C21

380417	NWJ Chesterfield Apartments, LLC	JPMBB 2014-C21

380418	Stuart Court Apartments, LLC	JPMBB 2014-C21

Exhibit A

Loan #	Loan Name	Pool

280151	New Suerte Lakeside, LLC	MSBAM 2014-C17

280156	CAZ 3 DE LLC	COMM 2014-UBS5

280157	Dared 88 DE LLC	COMM 2014-UBS5

440250	Peachtree Square Enterprises, LLC	COMM 2014-UBS5

171128	Aukum-Terra Vista Apartments LLC	FREMF 2014-K716

230406	Amberwood Place Apartments LP	FREMF 2014-K716

230408	Versailles Associates Owner LLC	FREMF 2014-K716

230409	Versailles West Owner LLC	FREMF 2014-K716

330166	Birchwood Hills Corp.	FREMF 2014-K716

240676	Camden Village LLC	WFRBS 2014-C23

150489	Bamboo Woodcrest Holdings, LLC	JPMBB 2014-C23

430405	Highland Business Park, LLC	MSBAM 2014-C18

223486	National Income Properties DST III	JPMBB 2014-C24

400178	NBC NC, LLC	JPMBB 2014-C24

180813	Barclay Holdings XLI, LLC	CGCMT 2014-GC25

180814	Barclay Anthem, L.P.	CGCMT 2014-GC25

180815	Barclay Holdings XXXIV, LLC	CGCMT 2014-GC25

180816	Barclay Holdings XLVII, LLC	CGCMT 2014-GC25

223475	Texas Eclectic Properties, LLC	CCRE20

280164	Allred Hampton DE LLC	CCRE20

430410	OT Enterprises, LLC	CCRE20

470243	New Highlands L.L.C.	CCRE20

201401	Topanga & Victory Partners L.P.	WFRBS 2014-C24

280158	Jela, LLC	JPMBB 2014-C25

460178	8555 United Plaza, LLC	JPMBB 2014-C25

Exhibit A

Loan #	Loan Name	Pool

240697	MT DIABLO-ALBERTA STORAGE LLC	GSMS 2014-GC26

450139	TVAL - Auburn, LLC	GSMS 2014-GC26

201416	Mayfield Savannah, LLC	WFRBS 2014-C25

380448	KBR-LRC Madison Park, LLC	WFRBS 2014-C25

400177	Rap Bellefonte LLC	MSBAM 2014-C19

490142	114th Avenue, LLC	MSBAM 2014-C19

150283	Forty West Partners, LLC	WF 2006-HQ9

222450	Northern Lights Holdings, LLC	WF 2006-HQ10

222401	SB DFZ JPMCC 2006-CB15 Holdings, LLC	JPM 2006-CIBC15

222484	Behringer Harvard Three Parkway, LLC	2006-CIBC17

410168	National East LLC & NB 3601, LLC/Grantor	2006-CIBC17

410203	Riverside Corporate Center, LLC/Grantor	MLCFC 2007-6

170700	WS Sycamore Terrace LLC	MS 2007-HQ12

210645	Potranco Center Partners, LP	MS 2007-HQ12

170733	Plains Point LLLP	JPMCC 07-CIBC19

360069	North Haven Hotel, LLC	JPMCC 07-CIBC19

170666	B-SKEE LLC	Bear 2007-TOP26

210640	Fuqua Retail Center, LLC	Bear 2007-TOP26

170724	Meadows Partners LLC	MS 2007-TOP27

170591	FMMP, LLC	CD 2006-CD3

222232	Sierra Court Partners, LP	CD 2006-CD3

360054	Delray Realty Associates LLC	CD 2006-CD3

370059	Jericho Turnpike Associates, LLC	CD 2006-CD3

370060	Middle Neck Road Associates	CD 2006-CD3

420212	Circle Point Properties, LLC	CD 2006-CD3

Exhibit A

Loan #	Loan Name	Pool

440108	Dillard’s Realty Associates, LLC	CD 2006-CD3

410127	Barringer Foreman II, LLC	JPMCC 06 CIBC14

180556	SFB Shops at Civic Center, LLC	JPMCC 06 CIBC16

222429	DHC JPMCC 06 CB16 Master Defeasance-D,	JPMCC 06 CIBC16

390127	Hillside Realty Associates, LP	JPMCC 06 CIBC16

410169	Rogers 40, LLC/Grantor	JPMCC 06 CIBC16

420164	Skyline West, LLC	JPMCC 06 CIBC16

420217	KCS Admiral, LLC/Grantor	JPMCC 06 CIBC16

240422	325 W. Adams St., LLC	2007-C1

430069	Centre Green Square at Whitehall I, LLC	2007-C1

410218	Oekos Hoadly, LLC	CD 2007-CD5

410219	Seaforth Street, LLC/Grantor	CD 2007-CD5

160290	Sunset Plaza Acquisition, LLC	MSCI 2007-HQ11

170682	Stone brook Investments SPE, LLC, et al,	MSCI 2007-HQ11

160311	10 Marketplace Investors, LLC	MS 2007-IQ16

390181	The Wrong Way LLC	MS 2007-IQ16

390191	Roundhill Spruce, LLC & Big Spruce, LLC	MS 2007-IQ16

420327	Neon 23 LLC	MS 2007-IQ16

420328	RA, LLC	MS 2007-IQ16

140510	Minnesota River Properties, LLC	2007-CIBC18

150297	Bremerton Pharmacy Associates LLC	2007-CIBC18

180574	Devonshire Development Company, LLC	2007-CIBC18

222520	Behringer Harvard 600 Superior Avenue LP	2007-CIBC18

390150	Canfield Business Park Associates, LLC	2007-CIBC18

390151	Mountain Ridge Business Park, LLC	2007-CIBC18

Exhibit A

Loan #	Loan Name	Pool

390154	Henderson 27, LLC	2007-CIBC18

390158	Genvest Corporation	2007-CIBC18

390159	New Monmouth/35, LLC	2007-CIBC18

400061	Moradi Enterprises, LLC	2007-CIBC18

430061	A.K. Investment Properties, LLC	2007-CIBC18

410205	Basin Investments, LLC/Grantor	JPMCC 07-CIBC19

420318	BSV Coral Hills LLC	JPMCC 07-CIBC19

140543	7-Hi Retail LLC	CGCMT 2008-C7

223437	Braker Flex LLC	GSMS 2014-GSFL

240402	2118 N. Halsted, LLC	CSFB 2006-C3

410148	MSTC VIII, LLC - Grantor	CSFB 2006-C3

170592	PMPC, LLC	CGCMT 2006-C4

222391	Jefferson on the Creek, LP	CGCMT 2006-C4

390102	Treetops at Highlands LLC	CGCMT 2006-C4

550305	RA 6800 Jericho Turnpike, LLC, et al.	CGCMT 2006-C4

140452	Eagle Point Lake Elmo, LLC, et al.	Comm 2006-C7

222394	Securlock at The Colony, Ltd.	Comm 2006-C7

390105	600 WHP, LLC	2006-LDP6

410149	UMES Boulevard, LLC - Grantor	2006-LDP6

390134	Donato at Wall 3, LLC	JPMC 2006-LDP8

410172	Emmorton Road Associates, LLC/ Grantor	JPMC 2006-LDP8

460080	Great Wolf Lodge of the Poconos, LLC	Citi 2007-CD4

140527	Eastern Heights LLC	ML CFC 2007-7

200879	H & A Properties, L.P.	CITI 2007-6

222550	Forest Ridge Gardens Associates, LLC	CITI 2007-6

Exhibit A

Loan #	Loan Name	Pool

340100	Dan-Lynn of New Hampshire, LLC	CITI 2007-6

340101	Trason-Lowes, LLC	CITI 2007-6

370079	Glen Cove Road Realty Associates, LLC	CITI 2007-6

410208	5565 Sterrett Place, L.L.C/Grantor	CITI 2007-6

410210	5500 Cherokee Avenue, L.L.C.	CITI 2007-6

410189	Mequon Joint Venture, LLC- Grantor	2007-LDP10

410190	Mequon Joint Venture, LLC	2007-LDP10

410191	Waukesha Investors, LLC	2007-LDP10

390217	Jefferson Plaza Venture LLC	JPMC 2008-C2

390218	447 Old Swede Holdings, LLC	JPMC 2008-C2

2390217	Jefferson Plaza Venture LLC	JPMC 2008-C2

360086	30 Community Drive LLC	CGCMT 2008-C7

470111	Kalyvas Group, LLC	CGCMT 2008-C7

171033	Lakewood Village Phase I, LLC	UBS 2012-C3

340261	VV II, L.L.C.	UBS 2012-C3

410340	GNP Partners	UBS 2012-C3

211169	Falls of West Oaks, LP	JPM 2012-LC9

201249	Brentwood on Wilshire, LLC	MSBAM 2013-C7

410356	MSTC VI, LLC	MSBAM 2013-C7

410370	Universal Partnership, LLC	MSBAM 2013-C7

440230	VOW, LLC	MSBAM 2013-C7

250139	H.W. Heritage Inn of Rancho Cucamonga, I	UBS-BB 2013-05

211191	Key West Village, LP	JPM 2013-C10

420559	Aspen Club Lodge Properties, LLC	JPM 2013-C10

250165	Clocktower Shopping Center Limited Partn	UBS-B 2013-C6

Exhibit A

Loan #	Loan Name	Pool

223281	SPC Chapel Hill, Ltd.	MSBAM 2013-C9

150458	La Frontera Village, L.P.	MSBAM 2013-C10

400155	Stephens City DDGF, LLC	MSBAM 2013-C10

420581	Buckhead Hotel Properties, LLC	JPM2013-C13

420603	Atlas West End Ft. Davis, LLC	2014CCRE15

201376	VMA La Paz Holding Company, LLC	COMM 2014-UBS4

201377	VMA Alicia Holding Company, LLC	COMM 2014-UBS4

223441	AWSV, LP	COMM 2014-UBS4

180808	Barclay/Texas Holdings II, L.P.	CGCMT 2014-GC23

211276	Houma HPA LLC	CGCMT 2014-GC23

201378	VMA Harbor Place Holding Company, LLC	CCRE19

180811	Barclay Holdings XVIII-A, LLC	GSMS 2014-GC24

171176	BMP Northeast LLC	JPMBB 2014-C26

380434	TLG Newington, LLC	JPMBB 2014-C26

410450	Liberty Lot 4D, LLC	JPMBB 2014-C26

140377	Southbridge 2009 I, LLC	CSCMT 2006-C1

180505	DL Bell, LLC	CSCMT 2006-C1

180523	1819 Osborn, LLC	CSCMT 2006-C1

410133	Orchard Investments, LLC	CSCMT 2006-C1

180548	Princess Medical Center, LLC	CSFB 2006-4

240412	AST-CSFB 2006-C4, LLC	CSFB 2006-4

170658	Four Gateway Plaza, LLC	CSFB 2006-05

210592	Blount 4th Street Property LLC	CSFB 2006-05

240433	Lampert at 25500 Industrial Blvd., LLC	CSFB 2006-05

222506	M&A Texas Lancaster, Ltd	GE 2007-C1

Exhibit A

Loan #	Loan Name	Pool

170730	Columbine Valley LLC	LBCMT 2007-C3

180589	HTA-Phoenix Medical Center, LLC	CSMC 2007 C-4

450061	Deerwood Village Joint Venture, LLP	CSMC 2007 C-4

170685	ASM Pearl, LLC	LB-UBS 2007-1

200867	Dae Won LLC	LB-UBS 2007-1

200895	The Grove Business Park 1, LLC	LB-UBS 2007-1

360059	DanPar Associates, LP	LB-UBS 2007-1

250119	ILD Lakeside, LLC	GS 2012-GC6

440211	Bradford Office Park, LLC	GS 2012-GC6

211159	CITYCENTRE Hotel Partners, L.P.	JPM 2012-C8

171136	Preserve Casper II LLC	GSMS 2014-GC20

460160	The Club at Bridgemill, LLC	GSMS 2014-GC20

470230	West Run SPE, LLC	GSMS 2014-GC20

240692	Fontana Hotel Group, LLC	COMM 2014-UBS6

222281	Midland Loan Services, Inc.	BACM 2006-1

222332	IDOTA, LLC	BACM 2006-1

240383	Harvest - 6850 Stevenson LLC	BACM 2006-1

240390	BRCP Civic Center Drive, LLC	BACM 2006-1

180546	Med-One, LLC	BACM 2006-2

240395	SRS Broadway Associates, LLC	BACM 2006-2

240400	Cooper House LLC	BACM 2006-2

222395	Securlock at Vista Ridge, Ltd.	BACM 2006-3

222233	Spirit SPE Portfolio 2005-6, LLC	BACM 2006-4

222419	Florida World Properties, LLC	BACM 2006-4

180558	DWM Northgate Office Park, LLC	BACM 2006-5

Exhibit A

Loan #	Loan Name	Pool

222479	StoreSmart of Conway, LLC, et al.	BACM 2007-1

240456	VMF CenterCal, LLC	BACM 2007-2

200939	Mar Canyon Torrance, LLC	BACM 2007-3

222555	Rainier GM Tennessee Acquisitions, et al.	BACM 2007-4

222556	Rainier GM Virginia Acquisitions, et al.	BACM 2007-4

290048	Rowen Burlington OPCO, LLC	MSBAM 2012-05

340302	Northwoods Apartments Realty LLC	WFCM 2014-LC18

380439	R9 Partners, LLC	WFCM 2014-LC18

310000	JLTH at North GP, LLC	JPMBB 2013-C12

400159	Dack-Carbon Associates, L.P.	JPMBB 2013-C12

150467	Enclave 1 LLC	JP 2013-C14

280103	8110 Aero Drive Holdings, LLC	JP 2013-C14

201341	1111 Country Club Drive LLC	JPMBB 2014-C18

180809	Eisenberg Eagle Pad 17, LLC	COMM 2014-UBS4

223447	Trails of Walnut Creek, LLC	COMM 2014-UBS4

201420	JS SJK L.P.	JPMBB 2014-C26

223089	BH Briarlake Plaza Owner, LLC	MSC 2011 - C3

380271	CV Summerhill LLC	WFRBS 2012-C6

201213	Parkway Financial Group LLC	WFRBS 2012-C7

223178	Behringer Harvard Northpoint LP	UBS-B 2012-02

380299	Melville Equity Partners, LLC	WFCMS 2012-LC5

280083	OF 09 Hacienda, LLC	MSBAM 2012-C6

201234	Calave Partners, LP	WFRBS 2012-C10

150446	Fashion Square SPE, LLC	UBS-BB 2012-C4

280095	Gaslamp Portfolio Management LLC	UBS-BB 2012-C4

Exhibit A

Loan #	Loan Name	Pool

280096	NetREIT Sunrise LLC	UBS-BB 2012-C4

201250	Maryland Park Place, LLC	GSMS 2013-GC10

223293	Frisco Corners LP	GSMS 2013-GCJ12

380343	Beethoven Apartments, LLC	GSMS 2013-GCJ12

201281	Brentwood Gateway LLC	WFRBS 2013-C14

440236	Crosstown Stor-N-More Self Storage, L.L.	WFRBS 2013-C14

201284	The ASV Family Limited Liability Limited	GSMS 2013-GCJ14

470205	W.C.P. of Palm Bay, LLC	GSMS 2013-GCJ14

330149	Franklin Village North Apartments, Inc.	CGCMT 2013-GC15

330151	SWP River Chase, LLC	CGCMT 2013-GC15

340272	Cayuga Professional Center, LLC	CGCMT 2013-GC15

150471	Rudman Building Owner SPE LLC	JPMBB 2013-C15

280112	71286JMJ LLC	JPMBB 2013-C15

201329	460 Canon, L.P.	WFRBS 2013-C17

470202	VLM I, LLC	CGCMT 2013-GC17

380390	JFK Hotel Partners LLC	WFRBS 2013-C18

280113	WOP Ashwood, LLC	JPMBB 2013-C17

280114	WOP Meadowbrook, LLC	JPMBB 2013-C17

280115	WOP Parkside, LLC	JPMBB 2013-C17

280116	WOP Palms, LLC	JPMBB 2013-C17

201338	II Knollwood Plaza, LP	CGCMT 2014-GC19

240663	ALCOA EXCHANGE, LLC	WFRBS 2014-C19

240669	Castlerock III, LLC	WFRBS 2014-C19

280153	NetREIT Fargo, LLC	JPMBB 2014-C21

171156	MIMG XXV EXECUTIVE TOWERS, LLC	JPMBB 2014-022

Exhibit A

Loan #	Loan Name	Pool

171160	MIMG LXI AUBURN PLACE SUB, LLC	JPMBB 2014-C22

201387	DMP Maui, LLC	JPMBB 2014-022

300013	Laodice 1101, LLC	JPMBB 2014-C22

201386	Annenberg Limited Partnership	JPMBB 2014-C23

400175	Lin Don Realty LLC	JPMBB 2014-C25

450156	Crossroads Square Limited Partnership	JPMBB 2014-C25

Exhibit B

Exhibit B

Asserting Party’s 2014 Servicing Platform by Master Servicer and Pool

Portfolio Name	Master
Berkadia Commercial Mortgage 2006-CD3	Berkadia Commercial Mortgage, LLC

Berkadia Commercial Mortgage 2006-CIBC14	Berkadia Commercial Mortgage, LLC

Berkadia Commercial Mortgage 2006-CIBC16	Berkadia Commercial Mortgage, LLC

Berkadia Commercial Mortgage 2007-C1	Berkadia Commercial Mortgage, LLC

Berkadia Commercial Mortgage 2007-CD5	Berkadia Commercial Mortgage, LLC

Berkadia Commercial Mortgage 2007-HQ11-	Berkadia Commercial Mortgage, LLC

Berkadia Commercial Mortgage 2007-IQ16	Berkadia Commercial Mortgage, LLC

Berkadia Commercial Mortgage 2007-CIBC18	Berkadia Commercial Mortgage, LLC

Berkadia Comm Mortgage 2007-CIBC19	Berkadia Commercial Mortgage, LLC

Berkadia Commercial Mortgage 2008-C7	Berkadia Commercial Mortgage, LLC

Berkadia Comm Mortgage GSMS 2014-GSFL	Berkadia Commercial Mortgage, LLC

KeyBank National Association 2006-C1	KeyBank National Association

KeyBank National Association 2005-C4	KeyBank National Association

KeyBank National Association 2006-C5	KeyBank National Association

KeyBank National Association GE 2007-C1	KeyBank National Association

KeyBank National Association 2007-C3	KeyBank National Association

KeyBank National Association 2007-C4	KeyBank National Association

KeyBank National Association LB 2007-C1	KeyBank National Association

KeyBank National Association 2012-GC6	KeyBank National Association

Exhibit B

Portfolio Name	Master

KeyBank National Association 2012-C8	KeyBank National Association

KeyBank National Association GSC2014-GC20	KeyBank National Association

KeyBank National Association 2014-UBS6	KeyBank National Association

KeyBank (BOA) 2006-1	KeyBank National Association

KeyBank (BOA) 2006-2	KeyBank National Association

KeyBank (BOA) 2006-3	KeyBank National Association

KeyBank (BOA) 2006-4	KeyBank National Association

KeyBank (BOA) 2006-5	KeyBank National Association

KeyBank (BOA) 2007-1	KeyBank National Association

KeyBank (BOA) 2007-2	KeyBank National Association

KeyBank (BOA) 2007-3	KeyBank National Association

KeyBank (BOA) 2007-4	KeyBank National Association

KeyBank (BOA) 2012-C5	KeyBank National Association

Midland Loan Services 2006-C3	Bank, National Association

Midland Loan Services 2006-C4	Bank, National Association

Midland Loan Services 2006-C7	Bank, National Association

Midland Loan Services 2006-LDP6	Bank, National Association

Midland Loan Services 2006-LDP8	Bank, National Association

Midland Loan Services 2007-CD4	Bank, National Association

Midland Loan Services 2007-7	Bank, National Association

Midland Loan Services 2007-C6	Bank, National Association

Exhibit B

Portfolio Name	Master
Midland Loan Services 2007-LDP10	Bank, National Association

Midland Loan Services 2008-C2	Bank, National Association

Midland Loan Services 2008-C7	Bank, National Association

Midland Loan Services 2012-C3	Bank, National Association

Midland Loan Services 2012-LC9	Bank, National Association

Midland Loan Services 2013-C7	Bank, National Association

Midland Loan Services 2013-C5	Bank, National Association

Midland Loan Services 2013-C10	Bank, National Association

Midland Loan Services 2013-C6	Bank, National Association

Midland Loan Services 2013-C9	Bank, National Association

Midland Loan Services MSBAM 2013-C10	Bank, National Association

Midland Loan Services JPM 2013-C13	Bank, National Association

Midland Loan Services COMM 2014-CCRE15	Bank, National Association

Midland Loan Services COMM 2014-UBS4	Bank, National Association

Midland Loan Services CGCMT 2014-GC23	Bank, National Association

Midland Loan Services COMM 2014-CCRE19	Bank, National Association

Midland Loan Services GSMS 2014-GC24	Bank, National Association

Midland Loan Services JPMBB 2014-C26	Bank, National Association

Midland Loan Services 2013-C12	Bank, National Association

Midland Loan Services 2013-C14	Bank, National Association

Midland Loan Services JPMBB 2014-C18	Bank, National Association

Exhibit B

Portfolio Name	Master
Midland Loan Services COMM 2014-UBS4	Bank, National Association

Midland Loan Services JPMBB 2014-C26	Bank, National Association

NCB WFCM 2014-LC18	NCB, FSB

Wells Fargo East 2006-C1	Wells Fargo Bank, National Association

Wells Fargo East 2006-C1	Wells Fargo Bank, National Association

Wells Fargo East 2006-C1	Wells Fargo Bank, National Association

Wells Fargo East 2006-C2	Wells Fargo Bank, National Association

Wells Fargo East 2006-CD2	Wells Fargo Bank, National Association

Wells Fargo East 2006-C3	Wells Fargo Bank, National Association

Wells Fargo East 2006-C4	Wells Fargo Bank, National Association

Wells Fargo East 2006-05	Wells Fargo Bank, National Association

Wells Fargo East 2006-C6	Wells Fargo Bank, National Association

Wells Fargo East 2006-GG6	Wells Fargo Bank, National Association

Wells Fargo East 2006-C7	Wells Fargo Bank, National Association

Wells Fargo East 2006-LDP7	Wells Fargo Bank, National Association

Wells Fargo East 2006-GG8	Wells Fargo Bank, National Association

Wells Fargo East 2006-C23	Wells Fargo Bank, National Association

Wells Fargo East 2006-C25	Wells Fargo Bank, National Association

Wells Fargo East 2006-C27	Wells Fargo Bank, National Association

Wells Fargo East 2006-C28	Wells Fargo Bank, National Association

Wells Fargo East 2007-C2	Wells Fargo Bank, National Association

Exhibit B

Portfolio Name	Master
Wells Fargo East 2007-C2	Wells Fargo Bank, National Association

Wells Fargo East 2007-02	Wells Fargo Bank, National Association

Wells Fargo East 2007-C3	Wells Fargo Bank, National Association

Wells Fargo East 2007-C6	Wells Fargo Bank, National Association

Wells Fargo East 2007-C7	Wells Fargo Bank, National Association

Wells Fargo East 2007-GG9	Wells Fargo Bank, National Association

Wells Fargo East 2007-GG10	Wells Fargo Bank, National Association

Wells Fargo East 2007-GG11	Wells Fargo Bank, National Association

Wells Fargo East 2007-LDP11	Wells Fargo Bank, National Association

Wells Fargo East 2007-C30	Wells Fargo Bank, National Association

Wells Fargo East 2007-C31	Wells Fargo Bank, National Association

Wells Fargo East 2007-C32	Wells Fargo Bank, National Association

Wells Fargo 2011-C3	Wells Fargo Bank, National Association

Wells Fargo 2011-GC5	Wells Fargo Bank, National Association

Wells Fargo 2012-C6	Wells Fargo Bank, National Association

Wells Fargo 2012-C1	Wells Fargo Bank, National Association

Wells Fargo 2012-GCJ7	Wells Fargo Bank, National Association

Wells Fargo 2012-CIBX	Wells Fargo Bank, National Association

Wells Fargo 2012-C8	Wells Fargo Bank, National Association

Wells Fargo 2012-GC8	Wells Fargo Bank, National Association

Wells Fargo 2012-LC5	Wells Fargo Bank, National Association

Exhibit B

Portfolio Name	Master

Wells Fargo MSBAM 2012-C6	Wells Fargo Bank, National Association

Wells Fargo 2012-C9	Wells Fargo Bank, National Association

Wells Fargo 2012-GCJ9	Wells Fargo Bank, National Association

Wells Fargo 2012-C4	Wells Fargo Bank, National Association

Wells Fargo 2013-GC10	Wells Fargo Bank, National Association

Wells Fargo 2013-C13	Wells Fargo Bank, National Association

Wells Fargo 2013-GCJ12	Wells Fargo Bank, National Association

Wells Fargo 2013-LC12	Wells Fargo Bank, National Association

Wells Fargoo	Wells Fargo Bank, National Association

Wells Fargo 2013-C16	Wells Fargo Bank, National Association

Wells Fargo 2013-GC15	Wells Fargo Bank, National Association

Wells Fargo 2013-C12	Wells Fargo Bank, National Association

Wells Fargo 2013-CCRE12	Wells Fargo Bank, National Association

Wells Fargo JPMCC 2013-C16	Wells Fargo Bank, National Association

Wells Fargo CGCMT 2013-GC17	Wells Fargo Bank, National Association

Wells Fargo MSBAM 2013-C13	Wells Fargo Bank, National Association

Wells Fargo COMM 2013-CCRE13	Wells Fargo Bank, National Association

Wells Fargo GSMS 2014-GC18	Wells Fargo Bank, National Association

Wells Fargo WFRBS 2014-LC14	Wells Fargo Bank, National Association

Wells Fargo CGCMT 2014-GC19	Wells Fargo Bank, National Association

Wells Fargo WFRBS 2014-C19	Wells Fargo Bank, National Association

Exhibit B

Portfolio Name	Master
Wells Fargo MSBAM 2014-C15	Wells Fargo Bank, National Association

Wells Fargo CGCMT 2014-GC21	Wells Fargo Bank, National Association

Wells Fargo MSBAM 2014-C16	Wells Fargo Bank, National Association

Wells Fargo JPMCC 2014-C20	Wells Fargo Bank, National Association

Wells Fargo GS 2014-GC22	Wells Fargo Bank, National Association

Wells Fargo JPMBB 2014-C21	Wells Fargo Bank, National Association

Wells Fargo MSBAM 2014-C17	Wells Fargo Bank, National Association

Wells Fargo COMM 2014-UBS5	Wells Fargo Bank, National Association

Wells Fargo FREMF 2014-K716	Wells Fargo Bank, National Association

Wells Fargo WFRBS 2014-C23	Wells Fargo Bank, National Association

Wells Fargo JPMBB 2014-C23	Wells Fargo Bank, National Association

Wells Fargo MSBAM 2014-C18	Wells Fargo Bank, National Association

Wells Fargo JPMBB 2014-C24	Wells Fargo Bank, National Association

Wells Fargo CGCMT 2014-GC25	Wells Fargo Bank, National Association

Wells Fargo COMM 2014-CCRE20	Wells Fargo Bank, National Association

Wells Fargo WFRBS 2014-C24	Wells Fargo Bank, National Association

Wells Fargo JPMBB 2014-C25	Wells Fargo Bank, National Association

Wells Fargo GSMS 2014-GC26	Wells Fargo Bank, National Association

Wells Fargo WFRBS 2014-C25	Wells Fargo Bank, National Association

Wells Fargo MSBAM 2014-C19	Wells Fargo Bank, National Association

Wells Fargo West 2006-HQ9	Wells Fargo Bank, National Association

Exhibit B

Portfolio Name	Master
Wells Fargo West 2006-HQ10	Wells Fargo Bank, National Association

Wells Fargo West 2006-CIBC15	Wells Faro Bank, National Association

Wells Fargo West 2006-CIBC17	Wells Fargo Bank, National Association

Wells Fargo West 2007-6	Wells Fargo Bank, National Association

Wells Fargo West 2007-HQ12	Wells Fargo Bank, National Association

Wells Fargo West 2007-CIBC19	Wells Fargo Bank, National Association

Wells Fargo West 2007-TOP26	Wells Fargo Bank, National Association

Wells Fargo West 2007-TOP27	Wells Fargo Bank, National Association

Wells Fargo East 2011-C3	Wells Fargo Bank, National Association

Wells Fargo 2012-C6	Wells Fargo Bank, National Association

Wells Fargo 2012-C7	Wells Fargo Bank, National Association

Wells Fargo 2012-C2	Wells Fargo Bank, National Association

Wells Fargo 2012-LC5	Wells Fargo Bank, National Association

Wells Faro MSBAM 2012-C6	Wells Faro Bank, National Association

Wells Fargo 2012-C10	Wells Fargo Bank, National Association

Wells Fargo 2012-C4	Wells Fargo Bank, National Association

Wells Fargo 2013-GC10	Wells Fargo Bank, National Association

Wells Fargo 2013-GCJ12	Wells Fargo Bank, National Association

Wells Fargo 2013-C14	Wells Fargo Bank, National Association

Wells Fargo 2013-GCJ14	Wells Fargo Bank, National Association

Wells Fargo 2013-GC15	Wells Fargo Bank, National Association

Exhibit B

Portfolio Name	Master

Wells Fargo JPMBB 2013-C15	Wells Fargo Bank, National Association

Wells Fargo 2013-C17	Wells Fargo Bank, National Association

Wells Fargo CGCMT 2013-GC17	Wells Fargo Bank, National Association

Wells Fargo WFRBS 2013-C18	Wells Fargo Bank, National Association

Wells Fargo JPMBB 2013-C17	Wells Fargo Bank, National Association

Wells Fargo CGCMT 2014-GC19	Wells Fargo Bank, National Association

Wells Fargo WFRBS 2014-C19	Wells Fargo Bank, National Association

Wells Fargo JPMBB 2014-C21	Wells Fargo Bank, National Association

Wells Fargo JPMBB 2014-C22	Wells Fargo Bank, National Association

Wells Fargo JPMBB 2014-C23	Wells Fargo Bank, National Association

Wells Fargo JPMBB 2014-C25	Wells Fargo Bank, National Association